                                                                    EXHIBIT 10.1


                           FIRST STATE BANCORPORATION
                           2003 EQUITY INCENTIVE PLAN

                          Effective Date: June 6, 2003
                     Approved by Stockholders: June 6, 2003
                       Termination Date: See Section 13.2


                         SECTION 1. HISTORY AND PURPOSE

     First State Bancorporation, a New Mexico corporation (the "Company"), adopted the First State Bancorporation 1993 Stock Option Plan (the "1993 Plan") on October 5, 1993. The 1993 Plan was subsequently amended on June 5, 1998, June 8, 2001 and December 13, 2002. By its terms, the 1993 Plan terminates effective October 5, 2003, unless earlier terminated by the Company. The Company hereby adopts the First State Bancorporation 2003 Equity Incentive Plan (the "Plan") immediately prior to or coincident with the termination of the 1993 Plan as a means to provide a variety of types of equity ownership to certain individuals for the purposes specified below. The shares that were reserved for grant under the 1993 Plan that were not granted under the 1993 Plan shall be included in the total number of shares reserved for issuance under this Plan.

     The purpose of the Plan is to further the growth and development of the Company, by affording an opportunity for stock ownership to selected Employees, Directors and Consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success and thereby to create in them a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's stockholders. The Plan is also intended to assist the Company in attracting new Employees and Consultants and retaining existing Employees and Consultants; to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork.

                             SECTION 2. DEFINITIONS

Unless otherwise indicated, the following words when used herein shall have the following meanings:

     2.1 "AFFILIATE" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

     2.2 "AWARD" shall mean the grant of Options, Restricted Stock, Stock Appreciation Rights ("SARs") or other stock-based grant under the Plan.

     2.3 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.


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     2.4 "CAUSE" shall mean "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole and absolute discretion of the Company, a termination on account of dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets or conviction or confession of a crime punishable by law (except minor violations), in each such case as determined by the Plan Administrator, and its determination shall be conclusive and binding. Such actions constituting "Cause" shall include, without limitation: (1) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts); (2) repeated acts of substance abuse that are materially injurious to the Company or any of its Subsidiaries; (3) fraud or dishonesty that is materially injurious to the Company or any of its Subsidiaries; (4) breach of any material obligation of nondisclosure or confidentiality owed to the Company or any of its Subsidiaries;
(5) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations); or (6) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed. A Participant who agrees to resign from his or her affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of the Plan.

     2.5 "CHANGE IN CONTROL" shall be deemed to have occurred in the event of any one of the following:

          (a) A person (as that term is used in Section 13d of the Securities Exchange At of 1934, as amended (the "Exchange Act")) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of the Company having twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least two-thirds of the members of the Board unaffiliated with that person; or

          (b) Persons who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during the period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board in office immediately before the period and of the new and replacement directors so approved;

          (c) The adoption of any plan or proposal to liquidate or dissolve the Company; or

          (d) Any merger or consolidation of the Company unless thereafter (1) directors of the Company immediately prior thereto continue to constitute at least two-thirds of the directors of the surviving entity or transferee, or (2) the Company's securities continue to represent or are converted into securities that represent more than eighty percent (80%) of the combined voting power of the surviving entity or transferee.

     The Plan Administrator's reasonable determination as to whether such an event has occurred shall be final and conclusive. A Change in Control shall not occur with respect to an Employee if, in advance of such event, the Employee agrees in writing that such event shall not constitute a Change in Control. Notwithstanding anything to the contrary in this section, no rights under this Plan shall accrue to the Employee because of a Change in Control if the Employee or any group of which the Employee is a member, is the person whose acquisition constitutes the Change in Control.

     2.6 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "CONSULTANT" shall mean a consultant, agent, advisor or independent contractor who provides service to the Company and who does not receive wages subject to income tax federal withholding under section 3401 of the Code; provided, however, that such person renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities.

     2.8 "CONTINUOUS SERVICE" shall mean that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Plan Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     2.9 "DIRECTOR" shall mean a member of the Board of Directors.

     2.10 "EFFECTIVE DATE" shall mean the effective date of the Plan.

     2.11 "EMPLOYEE" shall include common law employees of the Company and its Subsidiaries and any person who has accepted a binding offer of employment from the Company or its Subsidiary, but shall exclude any individual classified by the Company as an independent contractor or leased employee.

     2.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     2.13 "FAIR MARKET VALUE" shall mean the value of the Stock, determined in accordance with the following:

          (a) Publicly Traded. If the Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value per share shall be deemed to be the average (mean) of the "high" and "low" sales prices for the Stock or security in the over-the-counter market for the preceding five days as reported by the National Association of Securities Dealers Automated Quotations System, or, if the prices are not reported thereby, the average of the closing bid and asked prices for the preceding five days, reported by the National


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

     Quotations Bureau.

          (b) Not Publicly Traded. If none of these conditions apply, the Fair Market Value per share shall be deemed to be an amount as determined in good faith by the Plan Administrator by applying any reasonable valuation method.

     2.14 "INCENTIVE STOCK OPTION" shall mean any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

     2.15 "NONQUALIFIED STOCK OPTION" shall mean any option granted to an eligible Employee, Director or Consultant under the Plan that is not an Incentive Stock Option.

     2.16 "OPTION" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

     2.17 "OPTION AGREEMENT" shall mean the agreement specified in Section 7.2.

     2.18 "OPTION STOCK RESTRICTION AGREEMENT" shall mean an agreement placing certain restrictions upon the Participant's right to transfer shares, including without limitation the creation of an irrevocable right of first refusal upon the transfer of shares in favor of the Company and its designees and provisions requiring the Participant to transfer the shares to the Company or the Company's designees upon a termination of employment, as described in Section 7.7.

     2.19 "PARENT" shall mean a parent corporation of the Company as defined in Code Section 424(e).

     2.20 "PARTICIPANT" shall mean any Employee, Director or Consultant who is granted an Award under the Plan. "Participant" shall also mean the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

     2.21 "PLAN ADMINISTRATOR" shall mean the body that is responsible for the administration of the Plan, as determined pursuant to Section 4.1.

     2.22 "RELATED OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option that has been granted in conjunction with a SAR.

     2.23 "RESTRICTED STOCK" shall mean shares of Stock granted to a Participant that are subject to the restrictions set forth in Section 8 of the Plan and the Restricted Stock Award Agreement. "Restricted Stock" shall also include any shares of the Company's capital stock issued as the result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Stock or other capital stock shall no longer be Restricted Stock.


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     2.24 "RESTRICTED STOCK AWARD AGREEMENT" shall mean the agreement specified in Section 8.2 between the Company and a Participant pursuant to which Restricted Stock is granted to the Participant.

     2.25 "RESTRICTION PERIOD" shall be the period set forth in the Restricted Stock Award Agreement that is the period beginning on the date of grant of the Award and ending on the vesting of the Restricted Stock.

     2.26 "REORGANIZATION" shall mean any one of the following events:

          (a) the merger or consolidation of the Company (but only if the Company is not the surviving corporation or if the Company becomes a subsidiary of another corporation) or the acquisition of its assets or stock pursuant to a non-taxable reorganization, unless the surviving or acquiring corporation assumes the outstanding Awards or substitutes new Awards (for Options, in a manner consistent with regulations under Code
     Section 424);

          (b) the dissolution or liquidation of the Company;

          (c) the appointment of a receiver for all or substantially all of the Company's assets or business;

          (d) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

          (e) the sale, lease, or exchange of all or substantially all of the Company's assets and business.

     2.27 "RETIREMENT" shall mean the date on which an Employee or Consultant voluntarily terminates his or her Continuous Service after reaching the age of 60 following at least ten years of Continuous Service with the Company or reaching the age of 65 following at least five years of Continuous Service.

     2.28 "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.

     2.29 "STOCK" shall mean the Company's common stock, no par value, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

     2.30 "SUBSIDIARY" shall mean a subsidiary corporation of the Company as defined in Code Section 424(f).

     2.31 "SAR" shall mean a stock appreciation right granted pursuant to
Article 9 of the Plan.


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     2.32 "Termination Date" shall mean the termination date of the Plan, as first set forth above.

                           SECTION 3. EFFECTIVE DATE

     The Effective Date of the Plan shall be the effective date first set forth above; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Incentive Stock Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company. If the shareholders of the Company do not approve the Plan as specified above, the Plan shall terminate retroactively to the date of initial adoption and any grant of Awards hereunder shall be null and void without any further action by the Board or the Company.

                           SECTION 4. ADMINISTRATION

     4.1 PLAN ADMINISTRATOR. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. Any committee member shall be deemed to have resigned automatically from the committee upon his or her termination of service with the Company. To the extent the Board considers it desirable for transactions relating to a grant of Options to be eligible to qualify for an exemption under Rule 16b-3, the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "non-Employee Directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to a grant of Options to be eligible to qualify for an exemption under Code Section 162(m), the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "outside Directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan and to satisfy such conditions of Rule 16b-3 or Code
Section 162(m) as then in effect.

     4.2 MEETINGS AND ACTIONS. The Plan Administrator shall hold meetings at such times and places as it may determine. A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

     4.3 POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In selecting Participants and granting Awards, the Plan Administrator shall take into consideration the contribution the Participant has made or may make to the


                                       6
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success of the Company or its Subsidiaries and such other factors as the Plan
Administrator shall determine.

     4.4 INTERPRETATION OF PLAN. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement entered into hereunder. The determination of the Plan Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

     4.5 INDEMNIFICATION. Each person who is or shall have been a member of the Plan Administrator or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, provided that the Company approved such settlement, or paid in satisfaction of a judgment in any such action, suit or proceeding, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5. STOCK SUBJECT TO THE PLAN

     5.1 PLAN LIMIT. The aggregate number of shares of Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 750,000 shares; provided, however, that a maximum of 100,000 shares may be issued as Restricted Stock Awards. Shares that may be issued under Awards may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose. In addition, the Company may use the proceeds received from a Participant upon the exercise of his or her Option to repurchase shares of Stock in the open market, which shall be available for grant of Awards under the Plan.

     5.2 INDIVIDUAL LIMIT. Subject to the provisions of Section 5.4 relating to adjustments upon changes in the shares of Stock, no Participant shall be eligible to be granted Awards covering more than 10% of the shares of Stock then available under the Plan during any calendar year.

     5.3 UNUSED STOCK. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Award, the shares which were subject to such Award and as to which the Award had not been exercised shall continue to be available under the Plan. Any shares that are repurchased by the Company in accordance with the terms of an Option Stock Restriction Agreement shall upon such repurchase once again be available for issuance under the Plan. Any Restricted Stock that is forfeited to the Company pursuant to restrictions contained in this Plan or the


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Restricted Stock Award Agreement shall again be available for issuance under the
Plan.

     5.4 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES.

          (a) In General. If there is any change, increase or decrease, in the outstanding shares of Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Stock available under the Plan, the number of shares of Stock subject to each outstanding Award and the Option or Restricted Stock prices in order to prevent the dilution or enlargement of any Participant's rights. In the event of any adjustment in the number of shares of Stock covered by any Award, including those provided in subsection (b) and (d) below, each such Award shall cover only the number of full shares resulting from such adjustment. The Plan Administrator's determinations in making any adjustment shall be final and conclusive.

          (b) Adjustments for Certain Distributions of Property. If the Company at any time distributes with respect to its Stock securities of other property (except cash or Stock), a proportionate part of those securities or other property shall be set aside and delivered to the Participant when he exercises an Option or the restrictions on Restricted Stock lapse. The securities or other property shall be in the same ratio to the total securities and property set aside for the Participant as the number of shares of Stock with respect to which the Option is then exercised or the Restricted Stock then vests is to the total shares of Stock subject to the Award.

          (c) Exceptions to Adjustment. Except as expressly provided herein, the issue by the Company of shares of Stock of any class, or securities convertible into or exchangeable for shares of Stock of any class, for cash or property or for labor or services, either upon sale of upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to any Award granted under the Plan.

     5.5 RETENTION OF RIGHTS. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation or the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

     5.6 NO REPRICING OF OPTIONS. No modifications to reduce the exercise price (repricing) of previously fixed stock option Awards issued under the Plan may be made pursuant to the Plan.


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

                             SECTION 6. ELIGIBILITY

     All full-time and part-time Employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive any Award under the Plan. Directors and Consultants who are not Employees of the Company or its Subsidiaries shall be eligible to receive any Award, other than Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

                          SECTION 7. GRANT OF OPTIONS

     7.1 GRANT OF OPTIONS. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. No Employee may be granted Incentive Stock Options to the extent that the aggregate Fair Market Value (determined as of the time each Option is granted) of the Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. To the extent that the limitation set forth in the preceding sentence has been exceeded, the Options that exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

     7.2 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Stock, as designated by the Plan Administrator, to which that Option pertains. More than one Option, and any combination of Options, SARs and Restricted Stock Awards, may be granted to an eligible person.

          (a) Option Price. The option price per share of Stock under each Option shall be determined by the Plan Administrator and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 85% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

          (b) Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Incentive Stock Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          (c) Vesting. Unless otherwise stated in the Option Agreement, Options shall be subject to the following vesting schedule, which may be waived or accelerated by the


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

     Plan Administrator at any time:

         ------------------------------------------------------------------------------------------
         Period of Participant's Continuous Service     Percentage or Fraction of Shares Subject to
         from the Grant Date                            Option that become Vested and Exercisable
         ------------------------------------------------------------------------------------------
                       0 years                                           0%
         ------------------------------------------------------------------------------------------
                       1 year                                            20%
         ------------------------------------------------------------------------------------------
                       2 years                                           40%
         ------------------------------------------------------------------------------------------
                       3 years                                           60%
         ------------------------------------------------------------------------------------------
                       4 years                                           80%
         ------------------------------------------------------------------------------------------
                       5 years                                           100%
         ------------------------------------------------------------------------------------------


          (d) Additional Limitations on Grant for 10% Stockholders. No Incentive Stock Option shall be granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code
     Section 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          (e) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

          (f) Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator.


     7.3 NONTRANSFERABILITY OF OPTIONS. Options granted pursuant to the Plan are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Award, the Award shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Option Agreement, an Option may be transferred by a Participant solely to (1) the Participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant's immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement. Any such transfer of an Incentive Stock Option shall result in the conversion of the Option to a Nonqualified Stock Option.

     7.4 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Stock to be purchased and shall be accompanied by (a) payment in full to the Company of the purchase price of the shares to be purchased; plus (b) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option; (c) representations meeting the requirements of Sections 11.4 and/or 11.5 if requested by the Company; and (d) an Option Stock Restriction Agreement meeting the requirements of Section 7.7 if requested by the Company. Except as provided in Section 7.5, the conditions of this Section 7.4 shall be satisfied at the time that the Option or any part thereof is exercised, and no shares of Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

     7.5 PAYMENT OF PURCHASE PRICE. Payment for shares and withholding taxes shall be in the form of either (a) cash, (b) a certified or bank cashier's check to the order of the Company, or (c) shares of the Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, provided that such shares have been held outright by the Participant for at least six months, (d) any other form of legal consideration that may be acceptable to the Plan Administrator, or
(e) in any combination thereof; provided, however, that no payment may be made in shares of Stock unless the Plan Administrator has approved of payment in such form by such Participant with respect to the Option exercise in question. If approved by the Plan Administrator with respect to the Option exercise in question, if the Stock is not registered under Section 12(g) of the Exchange Act at the time an Option is exercised, payment may be made by authorization for the Company to retain from the total number of shares of Stock as to which the Option is exercised that number of shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares of Stock as to which the Option is exercised. Should the Stock be registered under Section 12(g) of the Exchange Act at the time an Option is exercised, and to the extent the option is exercised for vested shares, then payment may also be made through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (1) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Upon the exercise of any Option, the Company, in its sole discretion, may permit the deferred payment of the purchase price on such terms and conditions, as the Company shall specify.

     7.6 TERMINATION OF CONTINUOUS SERVICE. Any vesting of the Option shall cease upon termination of Continuous Service, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Option not exercisable as of the date of termination, and any Option or portions thereof not exercised within the period specified herein, shall terminate.

          (a) Termination Other than for Cause. Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided prior to the expiration of the Option, the Participant shall be entitled to exercise the Option (i) during the Participant's Continuous Service, and (ii) for a period of three months after the date of termination of the Participant's Continuous Service for reason other than for Cause, or such longer period as may be set forth in the Option Agreement.

          (b) Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of three months after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Option following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Option from the Participant by bequest or inheritance may exercise the Option at any time within one year after the date of death, but not later than the expiration date of the Option.

          (c) Termination by Disability or Retirement. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of (i) the Participant's disability (within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3)), or (ii) the Participant's Retirement, the Participant may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option.

          (d) Termination for Cause; Breach of Covenant Not to Compete or Nondisclosure Agreement. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Option Agreement, unexercised Options granted to the Participant shall terminate immediately if the Participant is terminated for Cause, breaches any obligation under a covenant not to compete with the Company or any of its Subsidiaries, or breaches any obligation under an agreement not to use or disclose proprietary information obtained from or through the Company or any of its Subsidiaries, upon such occurrence.

     7.7 OPTION STOCK RESTRICTION AGREEMENT. Upon demand by the Company, the Participant shall execute and deliver to the Company an Option Stock Restriction Agreement in such form as the Company may provide at the time of exercise of the Option. Such Agreement may include, without limitation, restrictions upon the Participant's right to transfer shares, including the creation of an irrevocable right of first refusal in the Company and its designees, and provisions requiring the Participant to transfer the shares to the Company or the Company's designees upon a termination of Continuous Service. Upon such demand, execution of the Option Stock Restriction Agreement by the Participant prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.



                      SECTION 8. STOCK APPRECIATION RIGHTS

     8.1 GRANT OF SARS. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Subsidiaries should receive SARs, the number of shares subject to such

SARs, and the dates on which such SARs are to be granted. The Plan Administrator may, but shall not be obligated to, grant SARs pursuant to the provisions of this Section 8.1 to any Participant with respect to all or any portion of the shares of Stock subject to the Related Option. The SAR may be granted either concurrently with the grant of the Related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of the Related Option. The grant of the SAR shall be evidenced in the written Option Agreement for the Related Option, either as initially issued or as amended. The Option Agreement shall state the number of shares of SARs being granted, as designated by the Plan Administrator. More than one SAR may be granted to a Participant. The exercise price per share of each SAR shall be determined by the Plan Administrator and stated in the Option Agreement. Each SAR shall be of the same duration as the Related Option.

     8.2 EXERCISE OF SARS. Each SAR shall be exercisable to the extent the Related Option is then exercisable (including any vesting provisions provided in Section 7.2) and may be subject to such additional limitations on exercisability as the Option Agreement may provide (e.g., solely in the event of a Change in Control). In no event shall a SAR be exercisable after the expiration, termination or exercise of the Related Option. Upon the exercise of SARs, the Related Option shall be considered to have been exercised to the extent of the number of shares of Stock with respect to which SARs are exercised, both for purposes of acquiring shares of Stock upon exercise of an Option and for purposes of determining the number of shares of Stock which may be issued pursuant to the Plan. The effective date of exercise of a SAR shall be the date on which the Company shall have received notice from the Participant of the exercise thereof. Upon the exercise of SARs, the Participant shall receive in cash an amount equal to the Fair Market Value on the date of exercise of such SAR of the shares of Stock with respect to which such SAR shall have been exercised over the aggregate exercise price of the Related Option.

                       SECTION 9. RESTRICTED STOCK AWARDS

     9.1 AWARD OF RESTRICTED STOCK. The Plan Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors, or Consultants of the Company should receive grants of Restricted Stock, the number of shares of Restricted Stock to be granted to each such eligible Employee, Director, and Consultant, the dates on which such shares of Restricted Stock are to be granted, and the restrictions applicable to each grant of shares of Restricted Stock.

     9.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award granted under the Plan shall be evidenced by a written Restricted Stock Award Agreement setting forth the terms upon which the Restricted Stock Award is granted. Each Restricted Stock Award Agreement shall state the number of shares of Stock, as designated by the Plan Administrator, to which that Restricted Stock Award pertains; the price, if any, to be paid by the Participant for the Restricted Stock; and the restrictions applicable to each grant of shares of Restricted Stock. More than one Restricted Stock Award may be granted to an eligible person. The terms of any Restricted Stock Award Agreement need not be identical to the terms of other Restricted Stock Award Agreement applicable to other grants of Restricted Stock under the Plan to the same or other Participants. No shares of Restricted Stock shall be issued under the Plan until the Participant of such shares provides the Company with a signed Restricted Stock Award Agreement in the form specified by the

Plan Administrator with respect to the grant of Restricted Stock to that Participant.

          (a) Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (a) payment in full, in cash, check, or by certified or bank cashier's check to the Company (or payment by such other consideration as shall be permitted by the Plan Administrator) or, upon approval of the Plan Administrator, shares of the Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate purchase price of the shares; (b) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b);
     (c) a representation meeting the requirements of Section 12.4 if requested by the Plan Administrator; and (d) a copy of the executed Restricted Stock Award Agreement in the form specified by the Plan Administrator with respect to the grant of Restricted Stock to that Participant.

          (b) Vesting. Unless otherwise stated in the Award Agreement, Restricted Stock shall be subject to the following vesting schedule, which may be waived or accelerated by the Plan Administrator at any time:

         ------------------------------------------------------------------------------
         Period of Participant's Continuous            Percentage or Fraction of Shares
         Service from the Grant Date                   that become Vested
         ------------------------------------------------------------------------------
                   0 years                                            0%
         ------------------------------------------------------------------------------
                   1 year                                             20%
         ------------------------------------------------------------------------------
                   2 years                                            40%
         ------------------------------------------------------------------------------
                   3 years                                            60%
         ------------------------------------------------------------------------------
                   4 years                                            80%
         ------------------------------------------------------------------------------
                   5 years                                            100%
         ------------------------------------------------------------------------------

          (c) Stock Certificates. The stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Restricted Stock Award Agreement.

          (d) Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, except as set forth in this section. The Restricted Stock Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate.

          (e) Forfeiture. If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Restricted Stock Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

     9.3 NONTRANSFERABILITY OF RESTRICTED STOCK. Restricted Stock granted pursuant to the Plan is not transferable by the Participant until all restrictions on such Restricted Stock shall have lapsed. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Restricted Stock, the Restricted Stock shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Award Agreement, Restricted Stock may be transferred by a Participant solely to (1) the Participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant's immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement.

     9.4 TERMINATION OF CONTINUOUS SERVICE. In the event that a Participant terminates Continuous Service with the Company for any reason, including disability of the Participant, any unvested Restricted Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

                            SECTION 10. OTHER AWARDS

     The Plan Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors, or Consultants of the Company should receive grants of other grants of Stock and/or other Awards that are value in whole or in part by reference to, or are otherwise based upon, Stock, including without limitation dividend equivalents, standalone stock appreciation rights, phantom stock (including restricted stock units) and performance units. Such Awards may be issued alone or in conjunction with other Awards under the Plan. In addition, the Plan Administrator may, from time to time, in its sole discretion and consistent with applicable law that would prohibit the imposition of the constructive receipt of income under Code Section 451, afford a Participant the opportunity to convert the form of Award currently held by the Participant prior to the time such Participant would become vested in such Award (e.g., from a Restricted Stock Award to an Award of restricted stock units).

             SECTION 11. CHANGE IN CONTROL; CORPORATE REORGANIZATION

     Upon the occurrence of a Change in Control or Reorganization, with respect to Awards held by Participants whose Continuous Service has not terminated, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and, if applicable, the Awards shall terminate if not exercised at or prior to such Change in Control or Reorganization; provided, however, that if the Option Agreement or Restricted Stock Award Agreement applicable to a particular Award states that no acceleration of vesting shall occur with respect to the Award under such agreement, the agreement shall control. Unless the surviving corporation or acquiring corporation agrees to assume any outstanding Award, the Plan Administrator shall, upon written notice to all Participants holding such fully vested Awards, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or such Awards will terminate. In response to such a notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date of the Change in Control or Reorganization. Prior to such a Change in Control or Reorganization, the Plan Administrator may, in its sole discretion, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for consideration similar to that received by stockholders of Stock of the Company in the Change in Control or Reorganization, less the exercise price required under such Awards.

                         SECTION 12: ISSUANCE OF SHARES

     12.1 TRANSFER OF SHARES TO PARTICIPANT. As soon as practicable after (i) a Participant has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 7.2, or (ii) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement with respect to a Restricted Stock Award, the Company shall register a certificate in such Participant's name for the number of shares of Stock as to which the Option has been exercised or the Restricted Stock Award has been satisfied and shall, upon the Participant's request, deliver such certificate to the Participant. In no event shall the Company be required to transfer fractional shares to the Participant, and in lieu thereof, the Company may pay an amount in cash equal to the Fair Market Value of such fractional shares on the date of exercise.

     12.2 LEGEND. All certificates evidencing shares of Restricted Stock originally issued or subsequently transferred to any person or entity, which are subject to the terms and provisions of this Agreement shall bear a legend that reads substantially as follows, in addition to such other legends as counsel to the Company may deem appropriate:

         "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE COMPANY'S 2003 EQUITY INCENTIVE PLAN AND AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, WHEREBY THE TRANSFER IN ANY MANNER OF SUCH SHARES OF STOCK OR ANY INTEREST THEREIN IS RESTRICTED AND THE SHARES OF STOCK ARE SUBJECT TO FORFEITURE. A COPY OF SAID PLAN AND SAID AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER."

     To the extent that restrictions on the Restricted Stock have lapsed, certificates bearing the legend provided for herein may be submitted to the Company, and the Company shall reissue such certificates free of such legend.

     12.3 COMPLIANCE WITH LAWS. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Participant until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares upon exercise of Options or vesting of Restricted Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares upon exercise of such Options or vesting of Restricted Stock unless and until such authority is obtained.

     12.4 INVESTMENT REPRESENTATION. The Company may require any Participant, as a condition precedent to exercising any Option or purchasing any Restricted Stock, to provide a written representation providing assurances satisfactory to the Company (a) as to the Participant's knowledge and experience in financial and business matters and/or that the Participant has engaged a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, (b) that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Stock; and (c) that the Participant is acquiring the stock subject to the Option or the Restricted Stock for such person's own account and not with any present intention of selling or otherwise distributing the stock. Such a representation shall not be required if (1) the issuance of the shares pursuant to an Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (2) as to any particular requirement, a determination is made by counsel for the Company that such representation is not required. Certificates representing Stock acquired pursuant to an Award may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Stock until there has been compliance with federal and state securities laws and until the Participant or any other holder of the Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

     12.5 LOCK-UP AGREEMENT. Upon demand by the Company, the Participant shall execute and deliver to the Company a representation that, in connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended, the Participant will not sell or otherwise transfer or dispose of any shares of Stock held by the Participant (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed 180 days following the effective date of the registration statement of the Company filed under the Act; provided, however, that (a) such agreement shall apply only to the Company's underwritten public offering of shares of Stock of the Company or the development of a public trading market for the shares of Stock of the Company; and (b) all officers and Directors of the Company and holders of at least one percent (1%) of the Company's voting securities at the time of such initial public offering enter into similar agreements.

     The obligations described in this section shall not apply to a registration solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Stock (or other securities) subject to the foregoing restriction until the end of said 180-day period.

                      SECTION 13: AMENDMENT AND TERMINATION

     13.1 AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares which may be issued under the Plan shall not be increased, except as provided in Section 5.4, and no amendment shall be made which reduces the price at which the Stock may be offered upon the exercise of Options under the Plan below the minimum required by Section 7.2(a), except as provided in Section 5.4, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards in substitution therefor, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the Participant.

     13.2 TERMINATION OF THE PLAN. This Plan shall not have any fixed Termination Date. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the Participant. Notwithstanding the foregoing, no Incentive Stock Options may be granted any time after ten years after the adoption by the Board of any amendments to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422.

                         SECTION 14: GENERAL PROVISIONS

     14.1 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's Continuous Service by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

     14.2 OTHER EMPLOYEE BENEFITS. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

     14.3 CONFIDENTIALITY OF INFORMATION. Information regarding the grant of Awards under this Plan is confidential and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

     14.4 SEVERABILITY. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

     14.5 GOVERNING LAW AND VENUE. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of New Mexico without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Santa Fe, New Mexico.

     14.6 USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares of Stock under the Plan shall be used for general corporate purposes.




                                      * * *

     Adopted as of the Effective Date as first set forth above.

                                             FIRST STATE BANCORPORATION


                                             By:    /s/ LEONARD J. DELAYO, JR.
                                                    ----------------------------
                                             Name:  Leonard J. DeLayo, Jr.
                                                    ----------------------------
                                             Title: Chairman of the Board
                                                    ----------------------------